 Exhibit 99.14

Program:  Seasoned mortgage loans, including fixed or adjustable rate mortgage loans reacquired from prior securitized pools sponsored by Washington Mutual Mortgage Securities Corp. or Washington Mutual Bank for which Washington Mutual Mortgage Securities Corp. or WaMu Acceptance Corp. acted as depositor in a registered transaction.

Selected Summary Cut-Off Date Information by Transaction (designations keyed to symbols published by Bloomberg L.P.)

Series Designation for Prior Securitied Pools:	WAMMS 05-RA1		WAMMS 04-RA4		WAMMS 04-RA3		WAMMS 04-RA2		WAMMS 04-RA1		WAMMS 03-MS9
Mortgage Loan Characteristics as of Pool Settlement Date (1):	04/27/2005		10/28/2004		07/28/2004		06/29/2004		04/29/2004		11/26/2003

Number of Mortgage Loans	1,011		728		2,579		590		1,142		896
Aggregate Principal Balance	$297,398,799.06		$174,451,944.50		$344,186,917.94		$191,434,337.80		$334,725,479.08		$181,050,986.44
Approximate Weighted Average Mortgage Interest Rate	6.53%		7.07%		6.75%		7.52%		7.40%		7.73%

	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate
Range Mortgage Interest Rates:	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
0.000 - 2.000%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%
2.001 - 3.000%	0	0.00%	1	0.03%	0	0.00%	0	0.00%	0	0.00%	0	0.00%
3.001 - 4.000%	43	5.04%	2	0.12%	2	0.25%	0	0.00%	0	0.00%	0	0.00%
4.001 - 5.000%	29	6.11%	9	1.37%	31	2.06%	0	0.00%	0	0.00%	0	0.00%
5.001 - 6.000%	132	25.74%	75	9.87%	403	23.20%	2	0.32%	11	0.98%	2	0.46%
6.001 - 7.000%	210	31.99%	259	34.65%	1,175	40.69%	128	23.38%	372	27.73%	134	16.86%
7.001 - 8.000%	280	19.63%	257	46.80%	663	25.93%	344	60.30%	585	58.76%	448	52.76%
8.001 - 9.000%	241	8.73%	55	4.40%	181	6.24%	91	13.26%	147	11.80%	296	28.73%
9.001 or Greater%	76	2.75%	70	2.75%	124	1.63%	25	2.75%	27	0.72%	16	1.18%

Approximate Weighted Average Original Term (in months)	349.71		327.63		308.4		327.51		319.21		335.5
Approximate Weighted Average Remaining Term (in months)	294.37		266.89		243.8		273.66		244.37		243.93
Approximate Weighted Average Loan-To-Value Ratio	62.49%		65.05%		60.93%		66.71%		60.19%		63.34%
Approximate Weighted Average Credit Score (2)	706.34		692.37		723.95		687.92		695.11		695.7
Minimum Credit Score (2)	415		461		444		449		431		451
Maximum Credit Score (2)	816		814		820		816		816		816

	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate
Property Type	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Single Family Residence	799	84.35%	590	78.82%	2,029	80.16%	469	81.16%	968	86.02%	683	79.32%
Duplex	33	1.02%	16	2.03%	60	1.52%	8	0.92%	19	1.09%	32	1.75%
Triplex	11	0.54%	13	2.24%	14	0.36%	8	1.00%	11	0.95%	13	0.87%
Fourplex	10	0.85%	7	0.97%	17	0.68%	8	0.43%	8	0.39%	8	0.37%
Townhouse	4	0.17%	4	0.48%	103	2.84%	6	1.06%	7	0.60%	3	0.30%
Low Rise Condominium - 1-3 Stories	77	6.25%	30	2.42%	143	3.68%	20	3.54%	41	3.15%	48	4.71%
Planned Unit Development	61	5.82%	56	11.96%	172	9.46%	68	11.36%	79	7.06%	94	12.13%
Housing Cooperative	4	0.27%	7	0.34%	37	1.22%	0	0.00%	2	0.18%	15	0.56%
Other	12	0.72%	5	0.74%	4	0.09%	3	0.53%	7	0.56%	0	0.00%

	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate
Loan Purpose	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Purchase/Construction To Perm	438	33.96%	389	47.51%	839	24.58%	234	41.06%	415	37.46%	421	50.14%
Rate/Term Refinance	279	33.32%	149	24.63%	979	51.90%	194	33.85%	309	27.69%	272	32.20%
Cash Out Refinance	294	32.72%	142	24.59%	747	23.31%	162	25.09%	234	22.34%	203	17.66%
Other	0	0.00%	48	3.27%	14	0.21%	0	0.00%	184	12.51%	0	0.00%

	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate
Geographic Concentration (3)	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Alabama	3	0.18%	1	0.20%	1	0.24%	2	0.25%	4	0.26%	6	0.34%
Alaska	0	0.00%	0	0.00%	0	0.00%	0	0.00%	1	0.10%	0	0.00%
Arizona	20	1.26%	13	2.10%	50	2.12%	20	1.94%	35	1.89%	25	2.46%
Arkansas	1	0.02%	3	0.57%	1	0.08%	1	0.05%	4	0.22%	2	0.09%
California	239	38.50%	144	30.03%	184	13.22%	201	38.09%	432	45.20%	199	28.54%
Colorado	26	2.26%	12	1.98%	20	0.70%	13	2.47%	22	2.14%	16	2.55%
Connecticut	28	3.75%	11	1.81%	21	1.72%	9	2.11%	27	2.49%	29	4.16%
Delaware	1	0.01%	8	0.33%	1	0.06%	1	0.22%	1	0.03%	2	0.27%
District Of Columbia	6	1.00%	2	0.52%	6	0.33%	0	0.00%	6	0.42%	5	1.02%
Florida	105	7.66%	38	4.38%	98	2.95%	18	2.76%	44	3.18%	64	5.07%
Georgia	42	3.54%	17	2.77%	23	1.24%	13	2.17%	17	1.72%	19	2.19%
Hawaii	4	0.22%	6	1.33%	4	0.24%	4	0.66%	5	0.48%	4	0.88%
Idaho	3	0.13%	7	0.68%	42	1.57%	2	0.07%	4	0.17%	7	0.38%
Illinois	18	1.99%	15	2.75%	18	0.63%	10	1.48%	27	2.58%	33	4.01%
Indiana	13	0.60%	6	0.32%	9	0.21%	3	0.41%	7	0.51%	7	0.63%
Iowa	1	0.02%	0	0.00%	3	0.06%	0	0.00%	0	0.00%	0	0.00%
Kansas	5	0.35%	1	0.08%	0	0.00%	1	0.09%	2	0.14%	3	0.15%
Kentucky	3	0.50%	2	0.04%	2	0.03%	2	0.43%	1	0.01%	6	0.66%
Louisiana	2	0.04%	3	0.44%	4	0.23%	7	1.51%	5	0.25%	1	0.03%
Maine	0	0.00%	1	0.03%	3	0.06%	2	0.37%	0	0.00%	3	0.27%
Maryland	19	1.43%	11	1.44%	10	0.59%	18	2.98%	31	1.96%	17	1.49%
Massachusetts	30	4.55%	10	1.43%	19	2.13%	18	2.99%	26	1.97%	20	2.20%
Michigan	27	1.23%	10	1.07%	15	0.45%	8	0.96%	12	1.05%	22	2.15%
Minnesota	5	0.47%	1	0.12%	14	0.73%	5	1.08%	7	0.87%	9	0.99%
Mississippi	0	0.00%	1	0.03%	2	0.06%	1	0.19%	0	0.00%	2	0.26%
Missouri	3	0.08%	5	0.30%	4	0.08%	1	0.20%	6	0.56%	2	0.16%
Montana	3	0.14%	2	0.31%	13	0.33%	3	0.28%	0	0.00%	3	0.12%
Nebraska	0	0.00%	0	0.00%	1	0.01%	2	0.35%	0	0.00%	0	0.00%
Nevada	11	1.32%	9	1.07%	18	0.82%	8	1.41%	15	1.58%	15	1.02%
New Hampshire	4	0.25%	1	0.22%	2	0.07%	0	0.00%	3	0.17%	1	0.03%
New Jersey	60	3.99%	27	3.59%	78	2.61%	17	3.06%	61	4.32%	55	6.22%
New Mexico	17	1.31%	5	0.85%	14	0.68%	6	1.05%	4	0.25%	11	1.00%
New York	66	6.09%	83	11.14%	117	6.45%	39	7.15%	130	10.05%	75	7.72%
North Carolina	12	1.02%	9	1.37%	13	0.36%	6	0.92%	8	0.76%	9	0.86%
North Dakota	2	0.17%	0	0.00%	0	0.00%	0	0.00%	1	0.02%	0	0.00%
Ohio	16	0.75%	5	0.62%	8	0.12%	12	0.95%	12	0.82%	5	0.69%
Oklahoma	5	0.07%	3	0.30%	17	0.26%	2	0.42%	3	0.20%	7	0.62%
Oregon	19	1.03%	28	2.77%	318	12.71%	20	2.99%	17	1.37%	15	1.54%
Pennsylvania	30	1.94%	22	2.68%	39	1.82%	19	3.68%	29	2.54%	35	3.69%
Rhode Island	0	0.00%	4	0.49%	1	0.05%	0	0.00%	2	0.03%	1	0.05%
South Carolina	9	0.40%	3	0.21%	2	0.17%	3	0.39%	3	0.14%	5	0.35%
South Dakota	0	0.00%	2	0.40%	0	0.00%	0	0.00%	0	0.00%	0	0.00%
Tennessee	8	0.61%	2	0.25%	8	0.31%	7	1.25%	7	0.63%	5	0.36%
Texas	69	4.37%	78	6.53%	506	11.24%	40	5.15%	51	3.43%	81	7.31%
Utah	19	1.36%	9	1.51%	96	3.67%	8	1.28%	10	0.92%	11	1.04%
Virginia	9	0.56%	15	2.84%	16	0.59%	15	2.51%	30	2.19%	23	3.18%
Vermont	0	0.00%	2	0.12%	0	0.00%	1	0.19%	4	0.42%	0	0.00%
Washington	44	4.64%	87	7.37%	755	27.75%	20	3.13%	21	1.68%	21	2.22%
Wisconsin	2	0.07%	3	0.32%	1	0.02%	2	0.36%	2	0.09%	2	0.09%
West Virginia	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	2	0.09%
Wyoming	2	0.12%	1	0.29%	2	0.24%	0	0.00%	2	0.11%	1	0.12%
Other	0	0.00%	0	0.00%	0	0.00%	0	0.00%	1	0.04%	10	0.73%

Notes:
(1) Weighted averages refer to weighted averages
by principal balance.

(2) Excludes mortgage loans for which no credit
score was available.

(3) Percentage of aggregate pool balance represented
by mortgage loans in the specified state.